                                                                   Exhibit 99.13

                                                                  Execution Copy

                        RECONSTITUTED SERVICING AGREEMENT

     THIS RECONSTITUTED SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of June, 2006, by and between LEHMAN BROTHERS HOLDINGS, INC., a Delaware corporation ("LBH" or "Seller"), and WELLS FARGO BANK, N.A., a national banking association (the "Servicer"), and acknowledged by AURORA LOAN SERVICES LLC, a Delaware corporation ("Aurora" or "Master Servicer") and U.S. Bank National Association, a national banking association, solely in its capacity as trustee under the Trust Agreement defined below (the "Trustee"), recites and provides as follows:

                                    RECITALS

     WHEREAS, Lehman Brothers Bank, FSB ("LBB") acquired certain conventional, residential, fixed rate, first lien mortgage loans from the Servicer, which mortgage loans were either originated or acquired by the Servicer.

     WHEREAS, the Seller has conveyed certain Mortgage Loans (the "Mortgage Loans") to Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), which in turn has conveyed the Mortgage Loans to the Trustee, pursuant to a trust agreement, dated as of June 1, 2006 (the "Trust Agreement"), attached as Exhibit B-1 hereto, among the Trustee, the Master Servicer and SASCO, as depositor (the "Depositor");

     WHEREAS, the Mortgage Loans are currently being serviced by the Servicer pursuant to the Seller's Warranties and Servicing Agreement, dated as of April 1, 2006 (WFHM Series 2006-W26 and 2006-W27) (the "SWSA"), which is attached as Exhibit C hereto, between LBB, as purchaser, and the Servicer, as seller and as servicer.

     WHEREAS, pursuant to an Assignment and Assumption Agreement, dated as of June 1, 2006 (the "Assignment and Assumption Agreement") and annexed hereto as Exhibit B-2, LBB has assigned all of its rights, title and interest in the Mortgage Loans as well as all of its rights and obligations as purchaser under the SWSA to LBH, and LBH has accepted such assignment.

     WHEREAS, the Seller desires that the Servicer continue to service the Mortgage Loans pursuant to the SWSA, and the Servicer has agreed to do so, subject to the rights of the Seller and the Master Servicer to terminate the rights and obligations of the Servicer hereunder as set forth herein and to the other conditions set forth herein.

     WHEREAS, the Seller and the Servicer agree that the provisions of the SWSA shall apply to the Mortgage Loans, but only to the extent provided herein and that this Agreement shall govern the Mortgage Loans for so long as such Mortgage Loans remain subject to the provisions of the Trust Agreement.

     WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Mortgage Loans on behalf of the Trustee, and shall have the right, under certain circumstances, to terminate the rights and obligations of the Servicer under this Agreement.

     WHEREAS, the Seller and the Servicer intend that each of the Master Servicer and the Trustee is an intended third party beneficiary of this Agreement.

     NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Servicer hereby agree as follows:

                                    AGREEMENT

     1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the SWSA incorporated by reference herein (regardless if such terms are defined in the SWSA), shall have the meanings ascribed to such terms in the Trust Agreement.

     2. Custodianship. The parties hereto acknowledge that Wells Fargo Bank, N.A. will act as custodian (the "Custodian") of the Serviced Mortgage Files for the Trustee pursuant to the Custodial Agreement, dated as of June 1, 2006, between the Custodian and the Trustee.

     3. Servicing. The Servicer agrees, with respect to the Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the SWSA, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the SWSA, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

     The Servicer additionally agrees that the Servicer will fully furnish, in accordance with the Fair Credit Reporting Act of 1970, as amended (the "Fair Credit Reporting Act") and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian, and Trans Union Credit Information Company (three of the credit repositories) on a monthly basis.

     4. Trust Cut-off Date. The parties hereto acknowledge that by operation of
Section 4.05 and Section 5.01 of the SWSA, the remittance on July 18, 2006 to the Trust Fund is to include principal due after June 1, 2006 (the "Trust Cut-off Date") plus interest, at the Mortgage Loan Remittance Rate collected during the related Due Period exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date, with the adjustments specified in clauses (b), (c), (d) and (e) of Section 5.01 of the SWSA.

     5. Master Servicing; Termination of Servicer. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee and the LXS 2006-10N Trust Fund (the "Trust Fund") created pursuant to the Trust Agreement, shall have the same rights as the Seller under the SWSA to enforce the obligations of the Servicer under the SWSA and the term "Purchaser" as used in the SWSA in connection with any rights of the Purchaser shall refer to the Master Servicer, except as otherwise specified in Exhibit A hereto. The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement, as provided in Article X (Default) of the SWSA. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer be required to assume any obligations of the Seller under the SWSA; and, in connection with the performance of the Master Servicer's duties hereunder, the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Trust Agreement.

     6. No Representations. Neither the Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the characteristics of the Mortgage Loans (other than those representations and warranties made by the Servicer in Section 3.01 of the SWSA, which the Servicer hereby restates as of the Closing Date) in connection with the transactions contemplated by the Trust Agreement and issuance of the Certificates issued pursuant thereto.

     7. Notices. All notices and communications between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

     All notices required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

          Aurora Loan Services LLC
          327 Inverness Drive, 3rd Floor
          Englewood, Colorado 80112
          Attn:  Jerald W. Dreyer, Master Servicing,
          Telephone: (720) 945-3422
          Facsimile: (720) 945-3123
          LXS 2006-10N

     All remittances required to be made to the Master Servicer under this Agreement shall be made on a scheduled/scheduled basis to the following wire account:

          JPMorgan Chase Bank, National Association
          New York, New York
          ABA#:  021-000-021
          Account Name: Aurora Loan Services LLC,
                        Master Servicing Payment Clearing Account
          Account Number: 066-611059
          Beneficiary: Aurora Loan Services LLC
          For further credit to: LXS 2006-10N

     All notices required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

          U.S. Bank National Association
          Corporate Trust Services
          1 Federal Street
          Boston, MA 02110
          Attention: Structured Finance/LXS 2006-10N
          Telephone: (617) 603-6406
          Telecopier: (617) 603-6637

     All written information required to be delivered to the Seller hereunder shall be delivered to LBH at the following address:

          Lehman Brothers Holdings Inc.
          745 Seventh Avenue, 6th Floor
          New York, New York 10019
          Attention: Contract Finance - LXS 2006-10N
          Telephone: (212) 884-6292
          Facsimile: (212) 884-6450

     All notices required to be delivered to the Servicer hereunder shall be delivered to its office at the address for notices as set forth in the SWSA.

     8. Acknowledgement. The Servicer hereby acknowledges that the rights and obligations of LBB under the SWSA will be assigned to the Seller on the Closing Date pursuant to the Assignment and Assumption Agreement; that such rights and obligations, as amended by this Agreement will, in turn, be re-assigned by the Seller to SASCO under the Mortgage Loan Sale and Assignment Agreement; and that such rights and obligations will simultaneously be re-assigned by SASCO to the Trust Fund under the Trust Agreement. The Servicer agrees that the Assignment and Assumption Agreement, the Mortgage Loan Sale and Assignment Agreement and the Trust Agreement will each be a valid assignment and assumption agreement or other assignment document required pursuant to Sections 2.02 and 12.10 of the SWSA and will constitute a valid assignment and assumption of the rights and obligations of LBB under the SWSA to the Seller, by the Seller to SASCO, and by SASCO to the Trust Fund, as applicable. In addition, the Trust Fund will make a REMIC election. The Servicer hereby consents to each such assignment and assumption and acknowledges the Trust Fund's REMIC election.

     9. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS
LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     10. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

     11. Reconstitution. The Seller and the Servicer agree that this Agreement is a reconstituted agreement executed in connection with a "Securitization Transaction," and that the date hereof is the "Reconstitution Date," each as defined in the SWSA.

     12. NIMS Insurer. In addition to the terms and conditions set forth in this Agreement, any and all rights of the Master Servicer and Trustee to receive notices from the Servicer pursuant to this Agreement shall hereby be equally granted to the NIMS Insurer. The Master Servicer or the Trustee shall notify the Servicer in writing of the name and address of the NIMS insurer and the name and telephone number of the appropriate contact employee of the NIMS Insurer. For any and all obligations of the Servicer to obtain consent from the Master Servicer and the Trustee pursuant to this Agreement, the Servicer must also obtain such consent from the NIMS Insurer. Notwithstanding any other provision in this Agreement, the Trust Fund shall hold harmless and indemnify the Servicer for any failure of the NIMS Insurer to comply with the provisions of this Agreement. Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the NIMS Insurer receive the benefit of the provisions of this Agreement as an intended third party beneficiary of this Agreement to the extent of such provisions. The Servicer shall have the same obligations to the NIMS Insurer as if it was a party to this Agreement, and the NIMS Insurer shall have the same rights and remedies to enforce the provisions of this Agreement as if it was a party to this Agreement. The parties hereto agree to cooperate in good faith to amend this Agreement in accordance with the terms hereof to include such other provisions as may be reasonably requested by the NIMS Insurer. Notwithstanding the foregoing, all rights of the NIMS Insurer set forth in this Agreement shall exist only so long as the NIM Securities issued pursuant to the NIMS Transaction remain outstanding or the NIMS Insurer is owed amounts in respect of its guarantee of payment on such NIM Securities.

     "NIM Security" shall mean any net interest margin security issued by an owner trust or special purpose entity that is holding all rights, title and interest in and to the Class 1-X or Class 2-X Certificates issued by the Trust Fund.

     "NIMS Insurer" shall mean collectively, any insurance companies issuing a financial guaranty insurance policy covering certain payments to be made on NIM Securities pursuant to a NIMS Transaction.

     "NIMS Transaction" shall mean any transaction in which NIM Securities are secured, in part, by the payments on the Class 1-X or Class 2-X Certificates issued by the Trust Fund.

     13. Distressed Mortgage Loans. The NIMS Insurer may, at its option, purchase a Distressed Mortgage Loan; provided, however, prior to any such purchase, the Servicer shall be required to continue to make Monthly Advances with respect to such Distressed Mortgage Loans, to the extent required by the applicable servicing provisions in the SWSA. Any such purchase shall be accomplished by: (A) remittance to the Master Servicer of the Purchase Price (as defined in the Trust Agreement) for the Distressed Mortgage Loan for deposit into the

Collection Account established by the Master Servicer pursuant to the Trust Agreement, and (B) the NIMS Insurer's (i) acknowledgment and agreement to retain Servicer, as the servicer for any such purchased Distressed Mortgage Loan, to service such Distressed Mortgage Loan pursuant to the provisions of the SWSA, and (ii) assumption, for the benefit of the Servicer, the rights and obligations of the Trust Fund as owner of such purchased Distressed Mortgage Loans pursuant to the SWSA. The Trustee and the Servicer shall immediately effectuate the conveyance of the purchased Distressed Mortgage Loans to the NIMS Insurer exercising the purchase option, including prompt delivery of the Servicing File and all related documentation to the applicable NIMS Insurer. A Distressed Mortgage Loan is as of any Determination Date a Mortgage Loan that is delinquent in payment for a period of ninety (90) days or more, without giving effect to any grace period permitted by the related Mortgage Loan, or for which the Servicer or Trustee has accepted a deed in lieu of foreclosure.

     Executed as of the day and year first above written.

                                        LEHMAN BROTHERS HOLDINGS INC.,
                                           as Seller


                                        By:
                                            ------------------------------------
                                            Name: Ellen Kiernan
                                            Title: Authorized Signatory


                                        WELLS FARGO BANK, N.A.,
                                           as Servicer


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:

Acknowledged:

AURORA LOAN SERVICES LLC,
   as Master Servicer


By:
    ---------------------------------
    Name: Jerald W. Dreyer
    Title: Vice President


U.S. BANK NATIONAL ASSOCIATION
   as Trustee and not individually


By:
    ---------------------------------
    Name: Maryellen Hunter
    Title: Assistant Vice President

                                    EXHIBIT A

                            Modifications to the SWSA

1. Unless otherwise specified herein, any provisions of the SWSA, including definitions, relating to (i) representations and warranties relating to the Mortgage Loans and not relating to the servicing of the Mortgage Loans,
     (ii) Mortgage Loan repurchase obligations, (iii) Whole Loan Transfers, Securitization Transactions and Reconstitution, and (iv) Assignments of Mortgage, shall be disregarded for purposes relating to this Agreement. The exhibits to the SWSA and all references to such exhibits shall also be disregarded.

2. The definition of "Accepted Servicing Practices" in Article I is hereby amended to read as follows:

          Accepted Servicing Practices: With respect to any Mortgage Loan, those mortgage servicing practices (i) of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located and (ii) in accordance with applicable state, local and federal laws, rules and regulations.

3. The definition of "Custodial Agreement" in Article I is hereby amended to read as follows:

          Custodial Agreement: Each custodial agreement relating to custody of certain of the Mortgage Loans, each between a Custodian and the Trustee and each acknowledged by the Master Servicer, the Seller, the Servicer and the Depositor, each dated as of June 1, 2006.

4. The definition of "Custodian" in Article I is hereby amended to read as follows:

          Custodian: means Wells Fargo Bank, N.A. and any of its successors and assigns.

5. The definition of "Determination Date" in Article I is hereby amended to read as follows:

          Determination Date: With respect to each Remittance Date, the 15th day of the month in which such Remittance Date occurs, or, if such 15th day is not a Business Day, the next succeeding Business Day.

6. A new definition of "Document Transfer Event" is hereby added to Article I immediately following the definition of "Determination Date" to read as follows:

          Document Transfer Event: The day on which (i) Wells Fargo Bank, N.A. or any successor thereto is no longer the servicer of any of the Mortgage Loans, (ii) the senior, unsecured long-term debt rating of Wells Fargo & Company is less than

          "BBB-" by Fitch or (iii) any Rating Agency requires the Servicer to deliver the Retained Mortgage Files to the Custodian.

7. The definition of "First Remittance Date" in Article I is hereby deleted in its entirety.

8.   A new definition of "MERS Eligible Mortgage Loan" is hereby added to
     Article I immediately following the definition of "MERS" to read as follows:

          MERS Eligible Mortgage Loan: Any Mortgage Loan that has been designated by the Servicer as recordable in the name of MERS, as nominee.

9. The definition of "Mortgage Interest Rate" in Article I is hereby amended by adding the phrase "net of any Relief Act Reduction" to the end of such definition.

10. New definitions of "Non-MERS Eligible Mortgage Loan" and "Non-MERS Mortgage Loans" are hereby added to Article I immediately following the definition of "Mortgagor" to read as follows:

          Non-MERS Eligible Mortgage Loan: Any Mortgage Loan other than a MERS Eligible Mortgage Loan.

          Non-MERS Mortgage Loan: Any Mortgage Loan other than a MERS Mortgage Loan.

11. A new definition of "Prepayment Interest Shortfall Amount" is hereby added to Article I to immediately precede the definition of "Prepayment Penalty" and to read as follows:

          Prepayment Interest Shortfall Amount: means, with respect to any Mortgage Loan that was subject to a Principal Prepayment in full or in part during any Principal Prepayment Period, which Principal Prepayment was applied to such Mortgage Loan prior to such Mortgage Loan's Due Date in such Principal Prepayment Period, the amount of interest (net of the related Servicing Fee for Principal Prepayments in full only) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

12. The definition of "Principal Prepayment" is hereby replaced with the following:

          Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan, except for any Prepayment Penalty or premium, which is received in advance of its scheduled Due Date. The Company shall retain any Prepayment Penalty or premium collected.

13. A new definition of "Qualified Depository" is hereby added to Article I immediately following the definition of "Qualified Correspondent" to read as follows:

          Qualified Depository: Any of (i) a federal or state-chartered depository institution the accounts of which are insured by the FDIC and whose commercial paper, short-term debt obligations or other short-term deposits are rated at least "A-1+" by Standard & Poor's if the deposits are to be held in the account for less than 30 days, or whose long-term unsecured debt obligations are rated at least "AA-" by Standard & Poor's if the deposits are to be held in the account for more than 30 days, but no more than 365 days, or (ii) the corporate trust department of a federal or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations Section 9.10(b), which, in either case, has corporate trust powers, acting in its fiduciary capacity.

14. A new definition of "Realized Loss" is hereby added to Article I immediately following the definition of "Rating Agencies" to read as follows:

          Realized Loss: With respect to each Liquidated Mortgage Loan (as defined in the Trust Agreement), an amount equal to (i) the unpaid principal balance of such Mortgage Loan as of the date of liquidation, minus (ii) Liquidation Proceeds received, to the extent allocable to principal, net of amounts that are reimbursable therefrom to the Master Servicer or the Servicer with respect to such Mortgage Loan (other than Monthly Advances of principal) including expenses of liquidation.

15. A new definition of "Relief Act Reduction" is hereby added to Article I immediately following the definition of "Regulation AB" to read as follows:

          Relief Act Reduction: With respect to any Mortgage Loan as to which there has been a reduction in the amount of the interest collectible thereon as a result of the application of the Servicemembers Civil Relief Act, any amount by which interest collectible on such Mortgage Loan for the Due Date in the related Due Period is less than the interest accrued thereon for the applicable one-month period at the Mortgage Interest Rate without giving effect to such reduction.

16. Section 2.01 (Conveyance of Mortgage Loans; Possession of Custodial Mortgage Files; Maintenance of Retained Mortgage File and Servicing Files) is hereby amended as follows:

          (i) by deleting the first paragraph thereof and replacing the word "Purchaser" with the words "Trustee and the Trust Fund" in each instance; and

          (ii) by adding the following after the word "Purchaser" in the fifteenth line of the second paragraph:

          or within 60 days of the occurrence of a Document Transfer Event

17. Section 2.02 (Books and Records; Transfers of Mortgage Loans) is hereby amended as follows:

     (i) by replacing the reference to "Purchaser" in the first paragraph and the second sentence of the second paragraph of such section with "Trustee and the Trust Fund;" and

     (ii) by adding the following paragraph as the last paragraph of such section:

          Only if so requested by the Seller or the Master Servicer, the Servicer, at the Depositor's expense, shall cause to be properly prepared and recorded as Assignment of Mortgage in favor of the Trustee with respect to each Non-MERS Mortgage Loan in each public recording office where such Non-MERS Mortgage Loans are recorded, as soon as practicable after the Closing Date (but in no event more than 90 days thereafter to the extent delays are caused by the applicable recording office).

18. The parties acknowledge that the fourth paragraph of Section 2.02 shall be inapplicable to this Agreement.

19. The parties acknowledge that Section 2.03 (Custodial Agreement; Delivery of Documents) shall be superceded by the provisions of the Custodial Agreement.

20. The first paragraph of Section 3.01 (Company Representations and Warranties) is hereby amended by replacing the words "to the Purchaser" with "to the Trust Fund, the Master Servicer, the Depositor and the Trustee."

21. Section 3.01(c) (No Conflicts) is hereby amended by deleting the words "the acquisition of the Mortgage Loans by the Company, the sale of the Mortgage Loans to the Purchaser."

22. Section 3.01(f) (Ability to Perform) is hereby amended by deleting the second and third sentences thereof.

23. Section 3.01(h) (No Consent Required) is hereby amended by deleting the words "or the sale of the Mortgage Loans."

24.  Section 3.01 (i) (Selection Process), Section 3.01(k) (Sale Treatment),
     Section 3.01(m) (No Brokers' Fees) and Section 3.01(n) (Fair Consideration) shall be inapplicable to this Agreement.

25. A new paragraph is hereby added at the end of Section 3.01 (Company Representations and Warranties) to read as follows:

               It is understood and agreed that the representations and warranties set forth in Section 3.01 (a) through (h), (j) and (l) shall survive the engagement of the Company to perform the servicing responsibilities hereunder and the delivery of the Servicing Files to the Company and shall inure to the benefit of the Depositor, the Trustee, the Trust Fund and the Master Servicer. Upon discovery by either the Company, the Depositor, the Master Servicer or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the ability of the Company to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property or the interest of the Depositor, Trustee or the Trust Fund, the party discovering such breach shall give prompt written notice to the other.

               Within 60 days of the earlier of either discovery by or notice to the Company of any breach of a representation or warranty set forth in
          Section 3.01 which materially and adversely affects the ability of the Company to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property, the Company shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Company shall, at the Trustee's or Master Servicer's option, assign the Company's rights and obligations under this Agreement (or respecting the affected Loans) to a successor servicer selected by the Master Servicer with the prior consent and approval of the Trustee (if and to the extent required under the Trust Agreement). Such assignment shall be made in accordance with Section 12.01.

               In addition, the Company shall indemnify (from its own funds) the Depositor, the Trustee, the Trust Fund and Master Servicer and hold each of them harmless against any costs resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Company's representations and warranties contained in this Agreement. It is understood and agreed that the remedies set forth in this Section 3.01 constitute the sole remedies of the Depositor, the Master Servicer, the Trust Fund and the Trustee respecting a breach of the foregoing representations and warranties.

               Any cause of action against the Company relating to or arising out of the breach of any representations and warranties made in
          Section 3.01 shall accrue upon (i) discovery of such breach by the Company or notice thereof by the Trustee or Master Servicer to the Company, (ii) failure by the Company to cure such breach within the applicable cure period, and (iii) demand upon the Company by the Depositor, the Trustee or the Master Servicer for compliance with this Agreement.

26. Section 4.01 (Company to Act as Servicer) is hereby amended by replacing the second paragraph of such section with the following:

               Consistent with the terms of this Agreement, the Company may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of any such term or in any manner grant indulgence to any Mortgagor if in the Company's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser, provided, however, that unless the Mortgagor is in default with respect to the Mortgage

          Loan or such default is, in the judgment of the Company, imminent, the Company shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan. The Company shall be entitled to reimbursement for such advances to the same extent as for all other advances made pursuant to Section 5.03. Without limiting the generality of the foregoing, the Company shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the Purchaser, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties; provided, further, that upon the full release or discharge, the Company shall notify the related Custodian of the related Mortgage Loan of such full release or discharge. If reasonably required by the Company, the Purchaser shall furnish the Company with any powers of attorney and other documents necessary or appropriate to enable the Company to carry out its servicing and administrative duties under this Agreement. Promptly after the execution of any assumption, modification, consolidation or extension of any Mortgage Loan, the Company shall forward to the Master Servicer copies of any documents evidencing such assumption, modification, consolidation or extension. Notwithstanding anything to the contrary contained in this Agreement, the Company shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC or result in the imposition of any tax under
          Section 860F(a) or Section 860G(d) of the Code.

27. Section 4.04 (Establishment of and Deposits to Custodial Account) is hereby amended as follows:

          (i) the words "in trust for the Purchaser and/or subsequent purchasers of Mortgage Loans - P&I" in the fourth and fifth lines of the first sentence of the first paragraph shall be replaced by the following: "in trust for LXS 2006-10N Trust Fund and various Mortgagors".

          (ii) by amending clause (viii) to read as follows:

               (viii) the amount of any Prepayment Interest Shortfall Amount paid out of the Company's own funds without any right to reimbursement therefor;

28. Section 4.05 (Permitted Withdrawals From Custodial Account) is hereby amended as follows:

          (i) by replacing the last five lines of clause (ii) with the following:

          the Trust Fund; provided however, that in the event that the Company determines in good faith that any unreimbursed Monthly Advances will not be recoverable from amounts representing late recoveries of payments of principal or interest respecting the particular Mortgage Loan as to which such Monthly Advance was made or from Liquidation Proceeds or Insurance Proceeds with respect to such Mortgage Loan, the Company may reimburse itself for such amounts from the Custodial Account, it being understood, in the case of any such reimbursement, that the Company's right thereto shall be prior to the rights of the Trust Fund; and

          (ii) by amending clause (v) thereof by adding the words "Section 4.01 and" before the reference to Section 8.01.

29. Section 4.06 (Establishment of and Deposits to Escrow Account) is hereby amended by deleting the words "Purchaser and/or subsequent purchasers of Mortgage Loans, and various Mortgagors - T&I" in the fourth and fifth lines of the first sentence of the first paragraph, and replacing it with the following:

          in trust for the LXS 2006-10N Trust Fund and various Mortgagors.

30. Section 4.07 (Permitted Withdrawals from Escrow Account) is hereby amended by removing the word "and" at the end of clause (viii), replacing the period at the end of clause (ix) with "; and" and adding a new clause (x) to read as follows:

          (x) to transfer funds to another Eligible Institution in accordance with Section 4.09 hereof.

31.  Section 4.09 (Protection of Accounts) is hereby amended as follows:

          (i) by replacing the words "the Purchaser" with "the Master Servicer" in each instance; and

          (ii) by adding the following sentence as the last sentence of such section:

               The Company shall give notice to the Master Servicer of any transfer of the Custodial Account, the Subsidy Account or the Escrow Account to a different Qualified Depository no later than 30 days after any such transfer is made and deliver to the Master Servicer, upon request, a certification notice in the form of Exhibit E or Exhibit F, as applicable, with respect to such Qualified Depository.

32. Section 4.16 (Title, Management and Disposition of REO Property) is hereby amended by:

          (i) replacing the reference to "one year" in the seventh line of the second paragraph thereof with "three years";

          (ii) adding two new paragraphs after the second paragraph thereof to read as follows:

               In the event that the Trust Fund acquires any REO Property in connection with a default or imminent default on a Mortgage Loan, the Company shall dispose of such REO Property not later than the end of the third taxable year after the year of its acquisition by the Trust Fund unless the Company has applied for and received a grant of extension from the Internal Revenue Service ( and provided a copy of the same to the Master Servicer and the Trustee) to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the applicable Trust REMIC may hold REO Property for a longer period without adversely affecting the REMIC status of such REMIC or causing the imposition of a federal or state tax upon such REMIC. If the Company has received such an extension, then the Company shall continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the "Extended Period"). If the Company has not received such an extension and the Company is unable to sell the REO Property within the period ending 3 months before the end of such third taxable year after its acquisition by the Trust Fund or if the Company has received such an extension, and the Company is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Company shall, before the end of the three year period or the Extended Period, as applicable, (i) purchase such REO Property at a price equal to the REO Property's fair market value or (ii) auction the REO Property to the highest bidder (which may be the Company) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be. The Trustee shall sign any document or take any other action reasonably requested by the Company which would enable the Company, on behalf of the Trust Fund, to request such grant of extension.

               Notwithstanding any other provisions of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would: (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code; or (ii) subject any Trust REMIC to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Sections 860F or 860G(c) of the Code, unless the Company has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

          (iii) deleting the first sentence of the third paragraph thereto;

          (iv) replacing the word "sentence" with "paragraph", in the seventh line of the third paragraph thereto;

          (v) replacing the word "advances" in the sixth line of the fifth paragraph thereof with "Monthly Advances," and

          (vi) by adding the following to the end of such Section:

          Prior to acceptance by the Company of an offer to sell any REO Property, for a sale price that is less than 90% of the unpaid principal balance of the related Mortgage Loan, the Company shall notify the Master Servicer of such offer in writing which notification shall set forth all material terms of said offer (each a "Notice of Sale"). The Master Servicer shall be deemed to have approved the sale of any REO Property unless it notifies the Company in writing, within two (2) Business Days after its receipt of the related Notice of Sale, that it disapproves of the related sale, in which case the Company shall not proceed with such sale.

33.  Section 5.01 (Remittances) is hereby amended as follows:

          (i)  by adding the following after the second paragraph of such
               Section:

               All remittances required to be made to the Master Servicer shall be made to the following wire account or to such other account as may be specified by the Master Servicer from time to time:

                    JPMorgan Chase Bank
                    New York, New York
                    ABA #: 021-000-021
                    Account Name: Aurora Loan Services LLC
                                  Master Servicing Payment Clearing Account
                    Account Number: 066-611059
                    Beneficiary: Aurora Loan Services LLC
                    For further credit to: LXS 2006-10N

          (ii) by replacing the words "second Business Day" in the first and second sentences of the second paragraph of such section with "first Business Day."

34. Section 5.02 (Statements to Purchaser) is hereby amended to read as follows:

          Section 5.02 Statements to Master Servicer.

               Not later than the tenth calendar day of each month (or if such calendar day is not a Business Day, the immediately preceding Business
          Day), the Servicer shall furnish to the Master Servicer (i) a monthly remittance advice in the format set forth in Exhibit D-1 hereto and a monthly defaulted loan report in the format set forth in Exhibit D-2 hereto (or in such other format mutually agreed to between the Servicer and the Master Servicer) relating to the period ending on the last day of the preceding calendar month and (ii) all such information required pursuant to clause (i) above on a magnetic tape or other similar media reasonably acceptable to the Master Servicer; provided, however, the information required by Exhibit D-2 is limited to that which is readily available to the Servicer and is mutually agreed to by the Servicer and Master Servicer.

35. Section 6.04 (Annual Statement as to Compliance) is hereby amended as follows:

          (a) replacing the words "the Purchaser and any Depositor" with "the Master Servicer and the Depositor" in each instance; and

          (b) replacing the words "the Purchaser and such Depositor" with "the Master Servicer and such Depositor" in each instance."

36. Section 6.05 (Annual Independent Public Accountants' Servicing Report) is hereby deleted in its entirety.

37. Section 6.06 (Report on Assessment of Compliance and Attestation) is hereby amended as follows:

          (a) by replacing the words "the Purchaser and any Depositor" with "the Depositor and the Master Servicer" in each instance;

          (b) by replacing the words "the Purchaser and such Depositor" with "the Depositor and such Master Servicer" in each instance;

          (c) by replacing the words "delivered to the Purchaser" with "delivered to the Depositor and the Master Servicer";

          (d) by replacing the words "deliver to the Purchaser, any Depositor" with "deliver to the Depositor and the Master Servicer."; and

          (e) by replacing the last sentence of clause (i) of such Section in its entirety with the following:

          "Such report shall be addressed to the Master Servicer and such Depositor and signed by an authorized officer of the Company, and shall address each of the Servicing Criteria specified in Exhibit G hereto;"

38. Section 8.01 (Indemnification; Third Party Claims) is hereby amended to read as follows:

               The Servicer shall indemnify Lehman Brothers Bank, FSB, the Depositor, the Trust Fund, the Trustee and the Master Servicer and hold each of them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of such parties may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement (including, but not limited to its obligations to provide any information, report, certification, accountants' letter or other material pursuant to Sections 6.04 and 6.06 hereunder) or for any inaccurate or misleading information provided pursuant to Sections
          6.04 and 6.06 hereunder. The Servicer immediately shall notify Lehman Brothers Bank, FSB, the Master Servicer and the Trustee or any other relevant party if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the indemnified party, which consent shall not be unreasonably withheld or delayed) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or any of such parties in respect of such claim. The Servicer shall follow any written instructions received from the Master Servicer or the Trustee in connection with such claim. The Servicer shall provide the Trustee (with a copy to the Master Servicer) with a written report of all expenses and advances incurred by the Servicer pursuant to this Section 8.01, and the Trustee (after consultation with the Master Servicer) from the assets of the Trust Fund promptly shall reimburse the Servicer for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way relates to the failure of the Servicer to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement or the gross negligence, bad faith or willful misconduct of this Servicer.

39. Section 9.01 (Removal of Mortgage Loans from Inclusion Under this Agreement Upon an Agency Sale, Whole Loan Transfer or Securitization Transaction) is hereby amended by:

          (a)  deleting the subsection (c), except for the last sentence;

          (b) changing any reference to "Purchaser" to "Master Servicer" in each instance in subsections (d) and (e) and the last four paragraphs of Section 9.01.

          (c) replacing subsection (d)(i)(D) in its entirety with the following:

          "a description of any affiliation or relationship (of a type described in Item 1119 of Regulation AB) between the Company, each Third-Party Originator, each Subservicer and any of the parties listed on Exhibit L hereto.";

          (d) replacing subsection (d)(vi)(A)(7) in its entirety with the following:

          "except for the parties listed on the attached Exhibit M, there are no affiliations, relationships or transactions between the Company, any Subservicer or any Third-Party Originator and any party listed on Exhibit L hereto."; and

          (e) by (1) changing the reference to "the Purchaser, each affiliate of the Purchaser" to "the Trust Fund, the Master Servicer, the Depositor and the Trustee," (2) deleting the reference to "or the Depositor," and (3) deleting the reference to "and the Depositor" in subsection (e).

40.  Section 10.01 (Events of Default) is hereby amended by:

          (a)  changing any reference to "Purchaser" to "Master Servicer";

          (b) changing the reference to "five (5) days" to "two (2) Business Days" in clause (i); and

          (c) adding the words "within the applicable cure period" after the word "remedied" in the first line of the first full paragraph.

41. Section 10.02 (Waiver of Defaults) is hereby amended by changing the reference to "Purchaser" to "Master Servicer with the prior written consent of the Trustee".

42. Section 11.01 (Termination) is hereby amended by restating subclause (ii) thereof to read as below and adding the following sentence after the first sentence of Section 11.01:

          (ii) mutual consent of the Servicer and the Master Servicer in writing, provided such termination is also acceptable to the Trustee and the Rating Agencies.

          At the time of any termination of the Servicer pursuant to Section 11.01, the Servicer shall be entitled to all accrued and unpaid Servicing Fees and unreimbursed Servicing Advances and Monthly Advances; provided, however, in the event of a termination for cause under Sections 10.01 hereof, such unreimbursed amounts shall not be reimbursed to the Servicer until such amounts are received by the Trust Fund from the related Mortgage Loans.

43. Section 11.02 (Termination Without Cause) is hereby amended by replacing the first reference to "Purchaser" with "Lehman Brothers Bank, FSB (with the prior consent of the Trustee)" and by replacing all other references to "Purchaser" with "Lehman Brothers Bank, FSB."

44.  Section 12.01 (Successor to Company) is hereby amended to read as follows:

               Simultaneously with the termination of the Servicer's responsibilities and duties under this Agreement pursuant to Sections 8.04, 10.01, 11.01(ii) or 11.02, the Master Servicer shall, in accordance with the provisions of the Trust Agreement (i) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor meeting the eligibility requirements of this Agreement, and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement with the termination of the Servicer's responsibilities, duties and liabilities under this Agreement. Any successor to the Servicer that is not at that time a Servicer of other mortgage loans for the Trust Fund shall be subject to the approval of the Master Servicer, Lehman Brothers Bank, FSB, the Trustee and each Rating Agency (as such term is defined in the Trust Agreement). Unless the successor servicer is at that time a servicer of other mortgage loans for the Trust Fund, each Rating Agency must deliver to the Trustee a letter to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates. In connection with such appointment and assumption, the Master Servicer or Lehman Brothers Bank, FSB, as applicable, may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement. In the event that the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 12.01 and shall in no event relieve the Servicer of the representations and warranties made pursuant to Sections 3.01 and 3.02 and the remedies available to the Trust Fund under Section 3.03 shall be applicable to the Servicer notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement.

               Within a reasonable period of time, but in no event longer than 30 days of the appointment of a successor entity, the Servicer shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The Servicer shall cooperate with the Trustee and the Master Servicer, as applicable, and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor Servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Account or any Escrow Account or thereafter received with respect to the Mortgage Loans.

               Any successor appointed as provided herein shall execute, acknowledge and deliver to the Trustee, the Servicer and the Master Servicer an instrument (i) accepting such appointment, wherein the successor shall make an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Servicer under this Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Servicer or termination of this Agreement pursuant to Sections 8.04, 10.01, 11.01 or 11.02 shall not affect any claims that the Master Servicer or the Trustee may have against the Servicer arising out of the Servicer's actions or failure to act prior to any such termination or resignation.

               The Servicer shall deliver, within three (3) Business Days of the appointment of a successor Servicer, the funds in the Custodial Account and Escrow Account and all Collateral Files, Credit Files and related documents and statements held by it hereunder to the successor Servicer and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

               Upon a successor's acceptance of appointment as such, the Servicer shall notify the Trustee and Master Servicer of such appointment in accordance with the notice procedures set forth herein.

               Except as otherwise provided in this Agreement, all reasonable costs and expenses incurred in connection with any transfer of servicing hereunder (whether as a result of termination or removal of the Servicer or resignation of the Servicer or otherwise), including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Servicer hereunder, or of transferring the Servicing Files and the other necessary data to the successor servicer shall be paid by the terminated, removed or resigning Servicer from its own funds without reimbursement.

45. Section 12.02 (Amendment) is hereby amended by replacing the words "by written agreement signed by the Company and the Purchaser" with "by written agreement signed by the Servicer and Lehman Brothers Bank, FSB, with the written consent of the Master Servicer, the NIMS Insurer and the Trustee".

46. Section 12.04 (Duration of Agreement) is hereby amended by deleting the last sentence thereof.

47.  Section 12.10 (Assignment by Purchaser) is hereby deleted in its entirety.

48. A new Section 12.12 (Intended Third Party Beneficiaries) is hereby added to the SWSA to read as follows:

               Section 12.12 Intended Third Party Beneficiaries. Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Trust Fund, Master Servicer, the Depositor and the Trustee receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions. The Servicer shall have the same obligations to the Trust Fund, the Master Servicer, the Depositor and the Trustee as if they were parties to this Agreement, and the Trust Fund, the Master Servicer, the Depositor and the Trustee shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement. The Servicer shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement. Notwithstanding the foregoing, all rights and obligations of the Trust Fund, the Master Servicer, the Depositor and the Trustee hereunder (other than the right to indemnification) shall terminate upon termination of the Trust Agreement and of the Trust Fund pursuant to the Trust Agreement.

49.  Exhibit L (Transaction Parties) is hereby added to the SWSA.

50.  Exhibit M (Affiliations) is hereby added to the SWSA.

                                   EXHIBIT B-1

                                 Trust Agreement

                             [Intentionally Omitted]

                                   EXHIBIT B-2

                       Assignment and Assumption Agreement

                             [Intentionally Omitted]

                                    EXHIBIT C

                                     (SWSA)

 Seller's Warranties and Servicing Agreement (WFHM Series 2006-W26 and 2006-W27)

                                See Exhibit 99.14

                                   Exhibit D-1

                            MONTHLY REMITTANCE ADVICE

FIELD NAME                              DESCRIPTION                                      FORMAT
-----------------  -----------------------------------------------------------  --------------------------
Article I. INVNUM  INVESTOR LOAN NUMBER                                         Number no decimals
SERVNUM            SERVICER LOAN NUMBER, REQUIRED                               Number no decimals
BEGSCHEDBAL           BEGINNING SCHEDULED BALANCE FOR SCHED/SCHED               Number two decimals
                   BEGINNING TRAIL BALANDE FOR ACTUAL/ACTUAL,
                   REQUIRED
SCHEDPRIN          SCHEDULED PRINCIPAL AMOUNT FOR SCHEDULED/SCHEDULED           Number two decimals
                   ACTUAL PRINCIPAL COLLECTED FOR ACTUAL/ACTUAL,
                   REQUIRED, .00 IF NO COLLECTIONS
CURT1                 CURTAILMENT 1 AMOUNT, .00 IF NOT APPLICABLE               Number two decimals
CURT1DATE          CURTAILMENT 1 DATE, BLANK IF NOT APPLICABLE                  DD-MMM-YY
CURT1ADJ           CURTAILMENT 1 ADJUSTMENT, .00 IF NOT APPLICABLE              Number two decimals
CURT2                 CURTAILMENT 2 AMOUNT, .00 IF NOT APPLICABLE               Number two decimals
CURT2DATE          CURTAILMENT 2 DATE, BLANK IF NOT APPLICABLE                  DD-MMM-YY
CURT2ADJ           CURTAILMENT 2 ADJUSTMENT, .00 IF NOT APPLICABLE              Number two decimals
LIQPRIN            PAYOFF, LIQUIDATION PRINCIPAL, .00 IF NOT APPLICABLE         Number two decimals
OTHPRIN            OTHER PRINCIPAL, .00 IF NOT APPLICABLE                       Number two decimals
PRINREMIT          TOTAL PRINCIPAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE     Number two decimals
INTREMIT           NET INTEREST REMIT, INCLUDE PAYOFF INTEREST,                 Number two decimals
                   .00 IF NOT APPLICABLE
TOTREMIT           TOTAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE               Number two decimals
ENDSCHEDBAL           ENDING SCHEDULED BALANCE FOR SCHEDULED/SCHEDULED          Number two decimals
                   ENDING TRIAL BALANCE FOR ACTUAL/ACTUAL
                   .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDACTBAL             ENDING TRIAL BALANCE                                      Number two decimals


                                      D-1-1

                   .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDDUEDATE            ENDING ACTUAL DUE DATE, NOT LAST PAID INSTALLMENT         DD-MMM-YY
ACTCODE            BLANK IF NOT APPLICABLE                                      Number no decimals
ACTDATE            ACTUAL PAYOFF DATE, BLANK IF NOT APPLICABLE                  DD-MMM-YY
INTRATE            INTEREST RATE, REQUIRED                                      Number seven decimals
                                                                                Example .0700000 for 7.00%
SFRATE                SERVICE FEE RATE, REQUIRED                                Number seven decimals
                                                                                Example .0025000 for .25%
PTRATE                PASS THRU RATE, REQUIRED                                  Number seven decimals
                                                                                Example .0675000 for 6.75%
PIPMT              P&I CONSTANT, REQUIRED                                       Number two decimals
                   .00 IF PAIDOFF


                                      D-1-2

                                   Exhibit D-2

                STANDARD LAYOUT FOR MONTHLY DEFAULTED LOAN REPORT

DATA FIELD                     FORMAT                                                             DATA DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
% of MI coverage               NUMBER(6, 5)                                                       The percent of coverage provided
                                                                                                  by the PMI company in the event of
                                                                                                  loss on a defaulted loan.

Actual MI claim filed date     DATE(MM/DD/YYYY)                                                   Actual date that the claim was
                                                                                                  submitted to the PMI company.

Actual bankruptcy start date   DATE(MM/DD/YYYY)                                                   Actual date that the bankruptcy
                                                                                                  petition is filed with the court.

Actual MI claim amount filed   NUMBER(15, 2)                                                      The amount of the claim that was
                                                                                                  filed by the servicer with the PMI
                                                                                                  company.

Actual discharge date          DATE(MM/DD/YYYY)                                                   Actual date that the Discharge
                                                                                                  Order is entered in the bankruptcy
                                                                                                  docket.

Actual due date                DATE(MM/DD/YYYY)                                                   Actual due date of the next
                                                                                                  outstanding payment amount due
                                                                                                  from the mortgagor.

Actual eviction complete date  DATE(MM/DD/YYYY)                                                   Actual date that the eviction
                                                                                                  proceedings are completed by local
                                                                                                  counsel.

Actual eviction start date     DATE(MM/DD/YYYY)                                                   Actual date that the eviction
                                                                                                  proceedings are commenced by local
                                                                                                  counsel.

Actual first legal date        DATE(MM/DD/YYYY)                                                   Actual date that foreclosure
                                                                                                  counsel filed the first legal
                                                                                                  action as defined by state
                                                                                                  statute.

Actual redemption end date     DATE(MM/DD/YYYY)                                                   Actual date that the foreclosure
                                                                                                  redemption period expires.

Bankruptcy chapter             VARCHAR2(2)            7= Chapter 7 filed                          Chapter of bankruptcy filed.
                               11= Chapter 11 filed     12= Chapter 12 filed
                               13= Chapter 13 filed


                                      D-2-1

Bankruptcy flag                VARCHAR2(2)   Y=Active Bankruptcy                                  Servicer defined indicator that
                                             N=No Active Bankruptcy                               identifies that the property is an
                                                                                                  asset in an active bankruptcy
                                                                                                  case.

Bankruptcy Case Number         VARCHAR2(15)                                                       The court assigned case number of
                                                                                                  the bankruptcy filed by a party
                                                                                                  with interest in the property.

MI claim amount paid           NUMBER(15, 2)                                                      The amount paid to the servicer by
                                                                                                  the PMI company as a result of
                                                                                                  submitting an MI claim.

MI claim funds received date   DATE(MM/DD/YYYY)                                                   Actual date that funds were
                                                                                                  received from the PMI company as a
                                                                                                  result of transmitting an MI
                                                                                                  claim.

Current loan amount            NUMBER(10, 2)                                                      Current unpaid principal balance
                                                                                                  of the loan as of the date of
                                                                                                  reporting to Aurora Master
                                                                                                  Servicing.

Date FC sale scheduled         DATE(MM/DD/YYYY)                                                   Date that the foreclosure sale is
                                                                                                  scheduled to be held.

Date relief/dismissal granted  DATE(MM/DD/YYYY)                                                   Actual date that the dismissal or
                                                                                                  relief from stay order is entered
                                                                                                  by the bankruptcy court.

Date REO offer accepted        DATE(MM/DD/YYYY)                                                   Actual date of acceptance of an
                                                                                                  REO offer.

Date REO offer received        DATE(MM/DD/YYYY)                                                   Actual date of receipt of an REO
                                                                                                  offer.

Delinquency value              NUMBER(10, 2)                                                      Value obtained typically from a
                                                                                                  BPO prior to foreclosure referral
                                                                                                  not related to loss mitigation
                                                                                                  activity.

Delinquency value source       VARCHAR2(15)          BPO= Broker's Price Opinion                  Name of vendor or management
                               Appraisal=Appraisal                                                company that provided the
                                                                                                  delinquency valuation amount.

Delinquency value date         DATE(MM/DD/YYYY)                                                   Date that the delinquency
                                                                                                  valuation amount was completed by
                                                                                                  vendor or property management
                                                                                                  company.


                                      D-2-2

Delinquency flag               VARCHAR2(2)   Y= 90+ delinq. Not in FC, Bky or Loss mit            Servicer defined indicator that
                                             N=Less than 90 days delinquent                       indentifies that the loan is
                                                                                                  delinquent but is not involved in
                                                                                                  loss mitigation, foreclosure,
                                                                                                  bankruptcy or REO.

Foreclosure flag               VARCHAR2(2)   Y=Active foreclosure                                 Servicer defined indicator that
                                             N=No active foreclosure                              identifies that the loan is
                                                                                                  involved in foreclosure
                                                                                                  proceedings.

Corporate expense balance      NUMBER(10, 2)                                                      Total of all cumulative expenses
                                                                                                  advanced by the servicer for
                                                                                                  non-escrow expenses such as but
                                                                                                  not limited to: FC fees and costs,
                                                                                                  bankruptcy fees and costs,
                                                                                                  property preservation and property
                                                                                                  inspections.

Foreclosure attorney referral  DATE(MM/DD/YYYY)                                                   Actual date that the loan was
date                                                                                              referred to local counsel to begin
                                                                                                  foreclosure proceedings.

Foreclosure valuation amount   NUMBER(15, 2)                                                      Value obtained during the
                                                                                                  foreclosure process. Usually as a
                                                                                                  result of a BPO and typically used
                                                                                                  to calculate the bid.

Foreclosure valuation date     DATE(MM/DD/YYYY)                                                   Date that foreclosure valuation
                                                                                                  amount was completed by vendor or
                                                                                                  property management company.

Foreclosure valuation source   VARCHAR2(80)          BPO= Broker's Price Opinion                  Name of vendor or management
                               Appraisal=Appraisal                                                company that provided the
                                                                                                  foreclosure valuation amount.

FHA 27011A transmitted date    DATE(MM/DD/YYYY)                                                   Actual date that the FHA 27011A
                                                                                                  claim was submitted to HUD.

FHA 27011 B transmitted date   DATE(MM/DD/YYYY)                                                   Actual date that the FHA 27011B
                                                                                                  claim was submitted to HUD.

VA LGC/ FHA Case number        VARCHAR2(15)                                                       Number that is assigned
                                                                                                  individually to the loan by either
                                                                                                  HUD or VA at the time of
                                                                                                  origination. The number is located
                                                                                                  on the Loan Guarantee


                                      D-2-3

                                                                                                  Certificate (LGC) or the Mortgage
                                                                                                  Insurance Certificate (MIC).

FHA Part A funds received      DATE(MM/DD/YYYY)                                                   Actual date that funds were
date                                                                                              received from HUD as a result of
                                                                                                  transmitting the 27011A claim.

Foreclosure actual sale date   DATE(MM/DD/YYYY)                                                   Actual date that the foreclosure
                                                                                                  sale was held.

Servicer loan number           VARCHAR2(15)                                                       Individual number that uniquely
                                                                                                  identifies loan as defined by
                                                                                                  servicer.

Loan type                      VARCHAR2(2)             1=FHA Residential  2=VA Residential        Type of loan being serviced
                               3=Conventional w/o PMI  4=Commercial                               generally defined by the existence
                               5=FHA Project           6=Conventional w/PMI                       of certain types of insurance.
                               7=HUD 235/265           8=Daily Simple Interest Loan               (ie: FHA, VA, conventional
                               9=Farm Loan                                                        insured, conventional uninsured,
                               U=Unknown               S=Sub prime                                SBA, etc.)

Loss mit approval date         DATE(MM/DD/YYYY)                                                   The date determined that the
                                                                                                  servicer and mortgagor agree to
                                                                                                  pursue a defined loss mitigation
                                                                                                  alternative.

Loss mit flag                  VARCHAR2(2)   Y= Active loss mitigation                            Servicer defined indicator that
                                             N=No active loss mitigation                          identifies that the loan is
                                                                                                  involved in completing aloss
                                                                                                  mitigation alternative.

Loss mit removal date          DATE(MM/DD/YYYY)                                                   The date that the mortgagor is
                                                                                                  denied loss mitigation
                                                                                                  alternatives or the date that the
                                                                                                  loss mitigation alternative is
                                                                                                  completed resulting in a current
                                                                                                  or liquidated loan.


                                      D-2-4

Loss mit type                  VARCHAR2(2)             L= Loss Mitigation                         The defined loss mitigation
                               LT=Ligitation pending   NP=Pending non-performing sale             alternative identified on the loss
                               CH= Charge off          DI= Deed in lieu                           mit approval date.
                               FB= Forbearance plan    MO=Modification
                               PC=Partial claim        SH=Short sale
                               VA=VA refunding

Loss mit value                 NUMBER(10,2)                                                       Value obtained typically from a
                                                                                                  BPO prior to foreclosure sale
                                                                                                  intended to aid in the completion
                                                                                                  of loss mitigation activity.

Loss mit value date            DATE(MM/DD/YYYY)                                                   Name of vendor or management
                                                                                                  company that provided the loss
                                                                                                  mitigation valuation amount.

Loss mit value source          VARCHAR2(15)          BPO= Broker's Price Opinion                  Date that the lostt mitigation
                               Appraisal=Appraisal                                                valuation amount was completed by
                                                                                                  vendor or property management
                                                                                                  company.

MI certificate number          VARCHAR2(15)                                                       A number that is assigned
                                                                                                  individually to the loan by the
                                                                                                  PMI company at the time of
                                                                                                  origination. Similar to the VA
                                                                                                  LGC/FHA Case Number in purpose.

LPMI Cost                      NUMBER(7,7)                                                        The current premium paid to the
                                                                                                  PMI company for Lender Paid
                                                                                                  Mortgage Insurance.

Occupancy status               VARCHAR2(1)        O=Owner occupied                                The most recent status of the
                               T=Tenant occupied  U=Unknown                                       property regarding who if anyone
                               V=Vacant                                                           is occupying the property.
                                                                                                  Typically a result of a routine
                                                                                                  property inspection.

First Vacancydate/ Occupancy   DATE(MM/DD/YYYY)                                                   The date that the most recent
status date                                                                                       occupancy status was determined.
                                                                                                  Typically the date of the most
                                                                                                  recent property inspection.


                                      D-2-5

Original loan amount           NUMBER(10,2)                                                       Amount of the contractual
                                                                                                  obligations (ie: note and
                                                                                                  mortgage/deed of trust).

Original value amount          NUMBER(10,2)                                                       Appraised value of property as of
                                                                                                  origination typically determined
                                                                                                  through the appraisal process.

Origination date               DATE(MM/DD/YYYY)                                                   Date that the contractual
                                                                                                  obligations (ie: note and
                                                                                                  mortgage/deed of trust) of the
                                                                                                  mortgagor was executed.

FHA Part B funds received      DATE(MM/DD/YYYY)                                                   Actual date that funds were
date                                                                                              received fro HUD as a result of
                                                                                                  transmitting the 27011B claim.

Post petition due date         DATE(MM/DD/YYYY)

                                                                                                  The post petition due date of a
                                                                                                  loan involved in a chapter 13
                                                                                                  bankruptcy.

Property condition             VARCHAR2(2)   1= Excellent                                         Physical condition of the property
                               2=Good                                                             as most recently reported to the
                               3=Average                                                          servicer by vendor or property
                               4=Fair                                                             management company.
                               5=Poor        6=Very poor

Property type                  VARCHAR2(2)              1=Single family                           Type of property secured by
                               2=Town house             3=Condo                                   mortgage such as: single family,
                               4=Multifamily            5=Other                                   2-4 unit, etc.
                               6=Prefabricated          B=Commercial
                               C=Land only              7=Mobile home
                               U=Unknown                D=Farm
                               A=Church                 P=PUD
                               R=Row house              O=Co-op
                               M=Manufactured housing   24= 2-4 family
                               CT=Condotel              MU=Mixed use


                                      D-2-6

Reason for default             VARCHAR2(3)                        001=Death of principal mtgr     Cause of delinquency as identified
                               02=Illness of principal mtgr                                       by mortgagor.
                               003=Illness of mtgr's family member
                               004=Death of mtgr's family member  005=Marital difficulties
                               006=Curtailment of income
                               007=Excessive obligations          008=Abandonment of property
                               009=Distant employee transfer      011=Property problem
                               012=Inability to sell property
                               013=Inability to rent property     014=Military service
                               015=Other                          016=Unemployment
                               017=Business failure               019=Casualty loss
                               022=Energy-Environment costs       023= Servicing problems
                               026= Payment adjustment            027=Payment dispute
                               029=Transfer ownership pending
                               030=Fraud                          031=Unable to contact borrower
                               INC=Incarceration

REO repaired value             NUMBER(10,2)                                                       The projected value of the
                                                                                                  property that is adjusted from the
                                                                                                  "as is" value assuming necessary
                                                                                                  repairs have been made to the
                                                                                                  property as determined by the
                                                                                                  vendor/property management
                                                                                                  company.

REO list price adjustment      NUMBER(15,2)                                                       The most recent listing/pricing
amount                                                                                            amount as updated by the servicer
                                                                                                  for REO properties.

REO list price adjustment      DATE(MM/DD/YYYY)                                                   The most recent date that the
date                                                                                              servicer advised the agent to make
                                                                                                  an adjustment to the REO listing
                                                                                                  price.

REO value (as is)              NUMBER(10,2)                                                       The value of the property without
                                                                                                  making any repairs as determined
                                                                                                  by the vendor/property management
                                                                                                  copmany.


                                      D-2-7

REO actual closing date        DATE(MM/DD/YYYY)                                                   The actual date that the sale of
                                                                                                  the REO property closed escrow.

REO flag                       VARCHAR2(7)   Y=Active REO   N=No active REO                       Servicer defined indicator that
                                                                                                  identifies that the property is
                                                                                                  now Real Estate Owned.

REO original list date         DATE(MM/DD/YYYY)                                                   The initial/first date that the
                                                                                                  property was listed with an agent
                                                                                                  as an REO.

REO original list price        NUMBER(15,2)                                                       The initial/first price that was
                                                                                                  used to list the property with an
                                                                                                  agent as an REO.

REO net sales proceeds         NUMBER(10,2)                                                       The actual REO sales price less
                                                                                                  closing costs paid. The net sales
                                                                                                  proceeds are identified within the
                                                                                                  HUD1 settlement statement.

REO sales price                NUMBER(10,2)                                                       Actual sales price agreed upon by
                                                                                                  both the purchaser and servicer as
                                                                                                  documented on the HUD1 settlement
                                                                                                  statement.

REO scheduled close date       DATE(MM/DD/YYYY)                                                   The date that the sale of the REO
                                                                                                  property is scheduled to close
                                                                                                  escrow.

REO value date                 DATE(MM/DD/YYYY)                                                   Date that the vendor or management
                                                                                                  company completed the valuation of
                                                                                                  the property resulting in the REO
                                                                                                  value (as is).

REO value source               VARCHAR2(15)   BPO= Broker's Price Opinion                         Name of vendor or management
                               Appraisal=Appraisal                                                company that provided the REO
                                                                                                  value (as is).

Repay first due date           DATE(MM/DD/YYYY)                                                   The due date of the first
                                                                                                  scheduled payment due under a
                                                                                                  forbearance or repayment plan
                                                                                                  agreed to by both the mortgagor
                                                                                                  and servicer.


                                      D-2-8

Repay next due date            DATE(MM/DD/YYYY)                                                   The due date of the next
                                                                                                  outstanding payment due under a
                                                                                                  forbearance or repayment plan
                                                                                                  agreed to by both the mortgagor
                                                                                                  and servicer.

Repay plan                     DATE(MM/DD/YYYY)                                                   The servicer defined date upon
broken/reinstated/closed date                                                                     which the servicer considers that
                                                                                                  the plan is no longer in effect as
                                                                                                  a result of plan completion or
                                                                                                  mortgagor's failure to remit
                                                                                                  payments as scheduled.

Repay plan created date        DATE(MM/DD/YYYY)                                                   The date that both the mortgagor
                                                                                                  and servicer agree to the terms of
                                                                                                  a forebearance or repayment plan.

SBO loan number                NUMBER(9)                                                          Individual number that uniquely
                                                                                                  identifies loan as defined by
                                                                                                  Aurora Master Servicing.

Escrow balance/advance         NUMBER(10,2)                                                       The positive or negative account
balance                                                                                           balance that is dedicated to
                                                                                                  payment of hazard insurance,
                                                                                                  property taxes, MI, etc. (escrow
                                                                                                  items only)

Title approval letter          DATE(MM/DD/YYYY)                                                   The actual date that the title
received date                                                                                     approval was received as set forth
                                                                                                  in the HUD title approval letter.

Title package HUD/VA date      DATE(MM/DD/YYYY)                                                   The actual date that the title
                                                                                                  package was submitted to either
                                                                                                  HUD or VA.

VA claim funds received date   DATE(MM/DD/YYYY)                                                   The actual date that funds were
                                                                                                  received by the servicer from the
                                                                                                  VA for the expense claim submitted
                                                                                                  by the servicer.

VA claim submitted date        DATE(MM/DD/YYYY)                                                   The actual date that the expense
                                                                                                  claim was submitted by the
                                                                                                  servicer to the VA.

VA first funds received        NUMBER(15,2)                                                       The amount of funds received by
amount                                                                                            the servicer from VA as a result
                                                                                                  of the


                                      D-2-9

                                                                                                  specified bid.

VA first funds received date   DATE(MM/DD/YYYY)                                                   The date that the funds from the
                                                                                                  specified bid were received by the
                                                                                                  servicer from the VA.

VA NOE submitted date          DATE(MM/DD/YYYY)                                                   Actual date that the Notice of
                                                                                                  Election to Convey was submitted
                                                                                                  to the VA.

Zip Code                       VARCHAR2(5)                                                        US postal zip code that
                                                                                                  corresponds to property location.

FNMA Delinquency status code   VARCHAR2(3)               09=Forbearance                           The code that is electronically
                               17=Preforeclosure sale    24=Drug seizure                          reported to FNMA by the servicer
                               26=Refinance              27=Assumption                            that reflects the current
                               28=Modification           29=Charge-off                            defaulted status of a loan. (ie:
                               30=Third-party sale       31=Probate                               65, 67, 43 or 44)
                               32=Military indulgence    43=Foreclosure
                               44=Deed-in-lieu
                               49=Assignment             61=Second lien considerations
                               62=VA no-bid              63=VA Refund
                               64=VA Buydown             65=Ch. 7 bankruptcy
                               66=Ch. 11 bankruptcy      67=Ch. 13 bankruptcy

FNMA delinquency reason code   VARCHAR2(3)                     001=Death of principal mtgr        The code that is electronically
                               002=Illness of principal mtgr                                      reported to FNMA by the servicer
                               003=Illness of mtgr's family member                                that describes the circumstance
                               004=Death of mtgr's family member                                  that appears to be the primary
                               005=Marital difficulties                                           contributing factor to the
                               006=Curtailment of income       007=Excessive obligations          delinquency.
                               008=Abandonment of property     009=Distant employee transfer
                               011=Property problem
                               012=Inability to sell property  013=Inability to rent property
                               014=Military service            015=Other
                               016=Unemployment                017=Business failure
                               019=Casualty loss               022=Energy-Environment costs
                               023= Servicing problems         026= Payment adjustment


                                     D-2-10

                               027=Payment dispute             029=Transfer ownership pending
                               030=Fraud                       031=Unable to contact borrower
                               INC=Incarceration

Suspense balance               NUMBER(10,2)                                                       Money submitted to the servicer,
                                                                                                  credited to the mortgagor's
                                                                                                  account but not allocated to
                                                                                                  principal, interest, escrow, etc.

Restricted escrow balance      NUMBER(10,2)                                                       Money held in escrow by the
                                                                                                  mortgage company through
                                                                                                  completion of repairs to property.

Investor number                NUMBER (10,2)                                                      Unique number assigned to a group
                                                                                                  of loans in the servicing system.


                                     D-2-11

                                    EXHIBIT L

                               TRANSACTION PARTIES

Trustee: U.S. Bank National Association

Securities Administrator: N/A

Master Servicer: Aurora Loan Services LLC

Credit Risk Manager: N/A

PMI Insurer: N/A

Interest Rate Swap Counterparty: N/A

Interest Rate Cap Counterparty: Lehman Brothers Special Financing Inc.

Servicers: Aurora Loan Services LLC, Bank of America, National Association, Countrywide Home Loans Servicing LP, GMAC Mortgage Corporation, IndyMac Bank, F.S.B, SunTrust Mortgage, Inc. and Wells Fargo Bank, N.A.

Originators: Aurora Loan Services LLC, Bank of America, National Association, Countrywide Home Loans, Inc., GMAC Mortgage Corporation, IndyMac Bank, F.S.B, SunTrust Mortgage, Inc. and Wells Fargo Bank, N.A.

Custodian: Deutsche Bank National Trust Company, LaSalle Bank National Association, U.S. Bank National Association and Wells Fargo Bank, N.A.

Seller: Lehman Brothers Holdings Inc.

                                    EXHIBIT M

                                  AFFILIATIONS

The Company is affiliated with Wells Fargo Bank, N.A. as custodian for this transaction.

                                   SCHEDULE I

                             Mortgage Loan Schedule

                             [Intentionally Omitted]


                                   Schedule I